UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 2, 2022

VBI VACCINES INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-37769	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Second Street Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

(617) 830-3031

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Shares, no par value per share	VBIV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 8, 2022, VBI Vaccines Inc. issued a press release announcing its partnership with Valneva Austria GmbH (“Valneva”) for the marketing and distribution of PreHevbri™ in select European markets. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Item 8.01 Other Events.

On September 2, 2022, VBI Vaccines B.V. (“VBI”), a wholly-owned subsidiary of VBI Vaccines Inc., and Valneva entered into a binding term sheet (the “Term Sheet”) in connection with the marketing and distribution for PreHevbri™ in select European countries, which initially include the United Kingdom, Sweden, Norway, Denmark, Finland, Belgium, and the Netherlands (the “Territories”). Pursuant to the Term Sheet, the parties agree, among other things (i) to negotiate in good faith a detailed distribution agreement or distribution agreements (the “Distribution Agreement” or “Distribution Agreements”) for the exclusive marketing and distribution of PreHevbri™ in the Territories by Valneva and its affiliates, with the aim to finalize such discussions and to execute a final contract or contracts on or before November 1, 2022, (ii) VBI shall grant to Valneva during the term of any of the Distribution Agreements, the exclusive right and option to negotiate and enter into one or several Distribution Agreements for Canada, Austria and/or France, (iii) VBI shall sell PreHevbri™ to Valneva at the price set forth in the relevant Distribution Agreement(s) and Valneva shall purchase minimum annual quantities set forth in the relevant Distribution Agreement(s), and (iv) VBI shall to grant to Valneva during the term of the Distribution Agreements, the exclusive right to distribute, market and sell PreHevbri™ in the Territories. The initial term will be three years with an option to extend for two additional years upon mutual agreement of the parties.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated September 8, 2022 (furnished pursuant to Item 7.01)
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VBI Vaccines Inc.

Date: September 8, 2022	By:	/s/ Jeffrey R. Baxter
Jeffrey R. Baxter
President and Chief Executive Officer